Exhibit 99.1

DYNAMIC LEISURE CORPORATION

COMMON STOCK PURCHASE AGREEMENT

June 29, 2006

THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is made as of the 29th day of June, 2006 by and between Dynamic Leisure Corporation, a Minnesota corporation, (the “Company”) and MMA Capital, LLC, a Delaware Limited Liability Company (the “Purchaser”).

The Common Stock subject to the terms and conditions of this common stock purchase agreement as follows:

1.           Purchase and Sale of Common Stock.

1.1         Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, One Hundred Thousand (100,000) shares of Common Stock, at a purchase price of One Hundred Thousand Dollars ($100,000.00), a rate of $1.00 per share for the Common Stock. The shares of Common Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the “Stock.”

1.2         Delivery. The Company shall deliver to the Purchaser a certificate representing the Stock within five (5) business days of receipt of each respective payment from the Purchaser.

2.           Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof, except as otherwise indicated in an attached disclosure schedule, if any.

2.1         Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, to issue and sell the Stock, and to carry out the provisions of the Agreement and any ancillary agreement.

2.2         Capitalization. As of the date hereof, the authorized capital of the Company consists of:

(a)          20,000,000 shares of Preferred Stock are authorized, none are issued and outstanding immediately prior to the date of this Agreement;

(b)         300,000,000 shares of Common Stock are authorized, 9,392,621 shares of which are issued and outstanding immediately prior to the date of this Agreement. All of the outstanding shares of Common Stock have been duly authorized, validly issued, fully paid, are nonassessable, and issued in compliance with all applicable federal and state securities laws.

(c)         Outstanding warrants to purchase 4,321,490 shares of Common Stock.

(d)         4,956,975 shares of Common Stock potentially issuable upon conversion of promissory notes

(e)         104,539 shares of Common Stock potentially issuable under stock option plans, with no shares have been issued as a result of option exercises which are not reflected in the outstanding Common Stock set forth in Section 2.2(b) above.

2.3         Subsidiaries. The Company owns Dynamic Leisure Group North America, Inc., a Florida corporation; Dynamic Leisure Europe, Ltd., an entity of Great Britain; Dynamic Leisure Technologies, Inc., a Florida corporation; Changes in L’Attitudes, Inc., a Florida corporation; Island Resort Tours, Inc., a New York corporation; and International Travel and Resorts, Inc., a New York corporation.

2.4         Authorization. All corporate action on the part of the Company, its officers, directors and shareholders, necessary for the authorization, execution and delivery of the Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Stock has been taken or will be taken, and the Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally; as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and as limited by applicable Federal and State securities laws.

2.5         Corporate Documents. The Articles of Incorporation and Bylaws of the Company are in the form made available to the Purchaser. The copy of the minute books of the Company made available to the Purchaser contains minutes of all meetings of directors and shareholders and all actions by written consent without a meeting by the directors and shareholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and shareholders with respect to all transactions referred to in such minutes accurately in all material respects.

2.6         Valid Issuance of Common Stock. The Common Stock that is being purchased by the Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

2.7         Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this agreement, the offer, sale or issuance of the Common Stock by the Company hereunder.

2.8         Obligations to Related Parties.There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than: (a) for payment of salary for services rendered; (b) reimbursement for reasonable expenses incurred on behalf of the Company; and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors, key employees or to the best of the Company’s knowledge, shareholders of the Company or any members of their immediate families, is indebted to the Company or has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, other than: (i) passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company; and (ii) service as a board member of a Company due to a person’s affiliation with a venture capital fund or similar institutional investor in such Company. No officer, director or shareholder, or to the best of the Company’s knowledge, any member of their immediate families, is, directly or indirectly, interested in any contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company).

2.9         Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets and good title to its leasehold estates, in the case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than: (a) those resulting from taxes which have not yet become delinquent; (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of the lease to which it is a party or is otherwise bound.

2.10         Intellectual Property.

(a)          The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business (“Intellectual Property”), without any infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

(b)         The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

(c)          The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as proposed to be conducted. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company.

2.11      Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company, any officer or director of the Company, or any shareholder of the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company. The foregoing sentences include, without limiting their generality, actions pending or threatened (or any basis therefor) involving the prior employment of any of the Company’s officers or employees or their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

2.12      Tax Returns and Payments. The Company has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company’s knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has established adequate reserves for all taxes accrued but not yet payable to the extent required by generally accepted accounting principles. All material tax elections of any type which the Company has made as of the date hereof are set forth in the Financial Statements referred to in Section 2.17. No deficiency assessment with respect to or, proposed adjustment of the Company’s federal, state, county or local taxes, domestic and foreign, is pending or, to the knowledge of the Company, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any federal, state, county or local taxing authority, domestic or foreign, outstanding against the assets, properties or business of the Company.

2.13      Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company. To the Company’s knowledge, no employee of the Company is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by the Company; and to the Company’s knowledge the continued employment by the Company of its present employees will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees. There are no actions pending, or to the Company’s knowledge, threatened, by any former or current employee concerning such person’s employment by the Company.

2.14       Compliance with Laws; Permits. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company and it believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

2.15       Offering Valid. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 3 hereof, the offer, sale and issuance of the Stock will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

2.16      Full Disclosure. The Company has provided the Purchaser with all information requested by the Purchaser in connection with their decision to purchase the Stock. Neither this Agreement, the exhibits hereto, nor any other document delivered by the Company to Purchaser or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or, to the Company’s knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

2.17      Financial Information. The financial statements of the Company as of and for the period ended March 31st, 2006 (the “Financial Statements”) previously made available to Purchaser present fairly the financial position of the Company as of the date thereof and the results of operations for the period covered thereby and have been prepared in accordance with generally accepted accounting principles consistently applied. The Company does not have reasonable grounds to know of any material liability, contingent or otherwise, not adequately reflected in or reserved against in the aforesaid Financial Statements or in the notes thereto or in any document filed with the Securities and Exchange Commission. Since the date of the most recent Financial Statements: (i) there has been no material adverse change in the business, assets or condition, financial or otherwise, operations or prospects of the Company; (ii) neither the business, condition, or operations of the Company nor any of the properties or assets of the Company have been adversely affected as the result of any revocation or change in any franchise, permit, license or right to do business, whether or not insured against; and (iii)  the Company has not entered into any material transaction other than in the ordinary course of business, made any dividend or distribution on its capital stock, or redeemed or repurchased any of its capital stock.

2.18      ERISA. The Company has complied in all material respects with all applicable laws relating to wages, hours and collective bargaining. The Company has not maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any “Employee Pension Benefit Plan” as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), “Employee Welfare Benefit Plan” (as defined in Section 3(1) of ERISA), “multi-employer plan” (as defined in Section 3(37) of ERISA), plan of deferred compensation, excess benefit plan, bonus or incentive plan (including but not limited to stock options, restricted stock, stock bonus and deferred bonus plans), salary reduction agreement, change-of-control agreement, or any other benefit program or contract, except as required by law.

2.19       No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is pending or, to the knowledge of the Company, threatened. The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

2.20      Real Property Holding Corporation. Since its date of incorporation, the Company has not been, and as of the Closing shall not be, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Internal Revenue Code of 1986 (the “Code”), and in Section 1.897-2(b) of the Treasury Regulations issued thereunder. The Company has no current plans or intentions which would cause the Company to become a “United States real property holding corporation,” and the Company has filed with the IRS all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the Treasury Regulations.

2.21      Environmental Protection. The Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and no material expenditures are required in order to comply with existing law and regulations. The Company is not aware of any facts or circumstances that exist with respect to the past or present operations or facilities of the Company which would give rise to a material liability or material corrective or remedial obligation under any such statute, law or regulation.

2.22      Insurance. The Company carries insurance covering its properties and businesses customary for the type and scope of its properties and businesses.

3.           Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

3.1         Authorization. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

3.2         Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. The Purchaser represents that it has full power and authority to enter into this Agreement. The Purchaser has not been formed for the specific purpose of acquiring the Stock.

3.3         Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company’s management and has had an opportunity to review the Company’s facilities. The Purchaser understands that such discussions, as well as the Company’s business plan and any other written information issued by the Company, were intended to describe the aspects of the Company’s business which it believes to be material. The Purchaser acknowledges that, since January 2006, it has been a shareholder in the Company.

3.4         Restricted Stock; Registration Rights. The Purchaser understands that the Stock has not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Stock constitute “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser agrees to resell these securities only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and the Purchaser further agrees not to engage in hedging transactions with regard to these securities unless in compliance with the Securities Act. The Purchaser understands and agrees that the Company is required to refuse to register any transfer of the shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration. The Company agrees to file a new registration statement (on Form SB-2 or otherwise) on or before October 2, 2006, or within thirty (30) days of the effective date of the Company’s pending post-effective amendment(s), whichever comes first. The Company shall pay all of the costs and expenses of preparing and filing the registration statement.

3.5         Legends. The Purchaser understands that the Stock and any securities issued in respect of or exchange for the Stock, shall be endorsed with the legend set forth below, and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, the Purchaser shall not transfer the shares represented by any such certificate or without complying with the restrictions on transfer described in the legends endorsed on such certificate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

3.6         Sophistication of Purchaser. The Purchaser (a) is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and (b) either (i) has a preexisting personal or business relationship with the Company or one of its officers or directors, or (ii) by reason of such Purchaser’s business or financial experience or the business or financial experience of such Purchaser’s respective professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, has the capacity to protect his, her or its own interests in connection with the sale of the Stock.

4.           Conditions of the Purchaser’ Investment. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment of the following conditions, unless otherwise waived:

4.1         Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects.

4.2         Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with in all material respects.

5.           Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment of the following conditions, unless otherwise waived:

5.1         Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects.

5.2         Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser shall have been performed or complied with in all material respects.

6.           Miscellaneous

6.1         Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

6.2         Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3         Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

6.4         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.5         Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6         Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature pages below or on Exhibit A hereto, or as subsequently modified by written notice.

6.7         Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the Company and the holders of at least a majority of the Stock or the Common Stock issued or issuable upon conversion of the Stock, as applicable. Any amendment or waiver effected in accordance with this Section 6.9 shall be binding upon the Purchaser and the transferee of the Stock (or the Common Stock issuable upon conversion thereof), the future holder of all such securities, and the Company.

6.8         Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

6.9         Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.10      Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled

6.11       Corporate Stock Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

6.12       Confidentiality. The party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder.

The parties have executed this Common Stock Purchase Agreement as of the date first written above.

 THE COMPANY: DYNAMIC LEISURE CORPORATION

By:	/s/ Daniel G. Brandano
Daniel G. Brandano, President

Address:	5680A W. Cypress Street
Tampa, FL 33607

PURCHASER:

/s/ Gary Armitage

MMA Capital, LLC

Address:

456 Montgomery Street, Suite 2200

San Francisco, CA 94104